Corporate Presentation March 7, 2018 Nasdaq: OSS Exhibit 99.1

Important Disclaimers & Cautions Regarding Forward-Looking Statements One Stop Systems cautions you that statements in this presentation that are not a description of historical facts are forward-looking statements. These statements are based on the company's current beliefs and expectations. These forward-looking statements include statements regarding our future outlook and expectations for revenue growth generated by design wins. The inclusion of forward-looking statements should not be regarded as a representation by One Stop Systems that any of our plans will be achieved. Actual results may differ from those set forth in this press release due to the risk and uncertainties inherent in our business, including, without limitation, that the market for our products is developing and may not develop as we expect; our operating results may fluctuate significantly, which makes our future operating results difficult to predict and could cause our operating results to fall below expectations or our guidance; our products are subject to competition, including competition from the customers to whom we sell, and competitive pressures from new and existing companies may harm our business, sales, growth rates, and market share; our future success depends on our ability to develop and successfully introduce new and enhanced products that meet the needs of our customers; our products fulfill specialized needs and functions within the technology industry and such needs or functions may become unnecessary or the characteristics of such needs and functions may shift in such a way as to cause our products to no longer fulfill such needs or functions; new entrants into the HPC market may harm our competitive position; we rely on a limited number of suppliers to support our manufacturing and design process; if we cannot protect our proprietary design rights and intellectual property rights, our competitive position could be harmed or we could incur significant expenses to enforce our rights; our international sales and operations subject us to additional risks that can adversely affect our operating results and financial condition; and if we fail to remedy material weaknesses in our internal controls over financial reporting we may not be able to accurately report our financial results; and other risks described in our prior press releases and in our filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in our Registration Statement on Form S-1, as amended, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this press release to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation contains estimates and statistical data that we obtained from industry publications and reports. We have not independently verified their data, and we do not guarantee the accuracy and completeness of this information. You are cautioned not to give undue weight to such estimates, and the projections, assumptions and estimates of the future performance of the markets in which we operate, which are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of any securities, in any state or jurisdiction in which the offer, solicitation, or sale of securities would be unlawful. © One Stop Systems, Inc. 2018. All Rights Reserved. 022318

Presenting Today Steve Cooper Chief Executive Officer 37 years experience running high-technology, high-growth businesses. Responsible for many technical innovations, including multiple patents and awards. John Morrison Chief Financial Officer 30 years experience in public accounting, and all aspects of financial reporting and financing. Began career with 15 years at PricewaterhouseCoopers in both the U.S. and Asia.

Overview High-Tech Strong Growth Profitable, Positive Cash Flow, Cash On-hand

Customers Design-ins High-Performance Products & Services Who We Are Advanced-technology computer company Design & manufacture specialized High Performance Computing Systems Ruggedized, mil-spec designs Applications: Artificial intelligence (AI) Entertainment Military/defense Medical imaging Oil & Gas imaging Instrumentation/data collection

Flash Storage Arrays High performance High-capacity - 200TB Removable canasters Rugged, mil-spec, SWaP Proprietary technology Compute Accelerators High Performance – 16 GPU cards Connects to any server Quad PCIe connections Cloud Computing OSS systems available in the Cloud High-end GPU computing Price, performance, personal service Custom Servers “Perfect Fit” design Ruggedized Private label Unique form factor Products & Services Advanced High Performance Computing & Storage

Margin Revenue & Bookings ($millions) Rapid Growth & Expanding Margins Rapid Growth OEM/program ramp up New design wins M&A Expanding Margins Military business Higher value-add Unique, propriety technologies

AI Applications Economics Favor: AI Applications Demand: Market Driver AI Market – Where We Play Mobile Deployments Require: Ruggedness Reliability Storage Mobility Ultra-fast compute High-capacity, high-performance storage High-Density Low power Military Finance/Investing eCommerce Healthcare Travel Aviation Sciences Education OSS provides the core infrastructure, “Pick & Shovel” Primarily Deep Learning/Training

Flash Storage Compute Acceleration Using GPUs Market Drivers Compute Acceleration & Flash Storage 16 Installed OSS systems with 16 GPUs operate 100x faster than traditional CPU processing 32 Installed OSS systems with 32 flash cards operate 50x faster than traditional hard drive systems MB/Second Source: nvidia

High-Density Build Expansion Flexibility Easy Scalability Advanced Software Cloud Access Master of Our Niche Greater quantity of GPUs and flash storage devices per unit vs. other suppliers. Systems can easily attach to existing servers through PCIe-over-cable. Systems can be clustered together to build massive compute engines. Proprietary software supports high-capacity, low-latency storage systems. Systems & software available in the cloud, hosted in a secure data center. Highly-reliable, purpose-built HPC platforms based on 500+ proprietary designs. Result of our expertise in PCIe expansion and custom-built systems. Leverages existing customer investment. Occupies less space and power than conventional systems. Drives performance up and costs down. Produces greater throughput than others. Portability and capability across systems. Numerous benefits vs. in-house HPC: Scalability Affordability Flexibility Quality, design and service recognized by multiple industry awards. How We Are Unique HPC

“Follow-Me” Technology PCIe-over-Cable Solutions Highest-Density Flash Array Most Powerful GPU Accelerator Solves multi-drive flash canister mobility issue Stores RAID data within canister PCIe Gen 1, 2 & 3 PCIe Gen 4 – coming soon! 500TB in 2U system 64 expansion slots Flash Memory Summit Innovation Award – Best in Show 2016 16 GPUs in a 3U system OSS Industry Firsts

Customer & Market Excellence Innovative Technology Rapid Growth Awards & Recognition Silicon Review 2017 9th Time on the List Supplier Excellence Award 2017 “Outstanding innovation, technical achievement, and customer support” 7th Time on the List, Top 2% 2017 Fastest Growing Private Companies in N. America

Customer Requirement High-performance/high-capacity data storage Media mobility Airborne & ground station versions Mil-spec design optimized for Size, Weight & Power (SWaP) Customer Profile Airborne Military Program US Navy Aircraft OSS Flash Storage Array OSS Solution Design-Win Custom Flash Storage Array Light-weight, compact chassis Holds four removable 50 Terabyte flash drive canisters OSS “Follow Me” Technology Flash array canisters Ground systems to download canister data US Navy P-8 Poseidon Aircraft Win Benefits Locked-in multiple-year design Two-year design/test (2016-17) Production began Dec. 2017 “Land & Expand” opportunity Additional on-aircraft programs Other military programs Commercial applications

Customer Profile Video Display System Drives 16 simultaneous HD displays Displays live and pre-recorded video Ruggedized, high-density design Designed, manufactured and fulfilled by OSS Private labeled Award shows, concerts and entertainment venues Super Bowl XLIX Halftime Show OSS-Designed Video Display System Win Benefits Locked-in OEM design Product line redesign in 2017 Restarts design-in lifecycle Leading product for high-end events

Global Presence San Diego San Diego Salt Lake City Worldwide Sales & Marketing European distributors Asia-Pacific distributors Gröbenzell, Germany One Stop Systems, GmbH - German subsidiary Centrally located near Munich Supports Europe, Middle East and Africa San Diego, CA Principal offices Design and manufacturing Sales & Marketing SkyScale secure datacenter Salt Lake City, UT Software development team

M&A Strategy M&A Benefits Adds customers, design-ins, and products Adds experienced engineering, sales, and operations personnel Increases scale - leverage to lower costs and grow margins Increases credibility/stature with customers, vendors, and suppliers Our Approach Our experienced team has negotiated and managed numerous acquisitions IPO to support M&A activity by providing cash and stock liquidity Target Criteria Presence in served/desired markets Easily integrated $5M-$15M incremental revenue Accretive within one year

M&A Magma Acquisition Acquired July 2016 Magma Background Design, manufacture, and market expansion systems Headquartered in San Diego, CA High-margin business Strong engineering talent CEO joined OSS board of directors Terms: cash and stock Benefits of Combined Company Increased scale and efficiencies Greater product selection Broader customer base Increased profitability Specialized high-performance computing Expansion products

Acquisition Benefits OSS control of key product software used in flash arrays New revenue stream 100 new flash array customers New flash storage array capabilities Custom customer solutions M&A WD Ion Software Acquisition July 2017, acquired rights to Western Digital’s Ion flash storage software Flash storage array control software Full rights to develop derivative products Services agreement for existing Ion users OSS hired Ion software development team Setup new software design center

Strategic Venture SkyScale™ — HPC-as-a-Service Joint venture LLC Founded May 2017 50% owned by OSS Customers lease compute time on OSS computers Customer Benefits: Immediate access, scalability & flexibility Cost savings Benefits to OSS: New offering and revenue stream Exposure to potential hardware customers — “try before you buy” Increased involvement with HPC software applications HPC-as-a-Service

Growth Drivers & Strategy Customer Design-ins Many in early stages Revenue growth as design-ins advance into full production Technology Leadership Standard products as technology demonstration vehicles Drives customer to OSS New Products & Services Follow Me SkyScale Exploit HPC Market Trends Rapid technological change continually renews customer demand Strategic Acquisitions Magma, WD Ion Targets identified

Key Takeaways Award-winning manufacturer of specialized hardware, software, and cloud solutions for High-Performance Computing High-Growth results and strategies Expanding margins, positive cash flow Accomplished management team Revenue, Margin & Bookings

Contact Us Company Contact John Morrison Chief Financial Officer One Stop Systems, Inc. Escondido, California T 760.745.9883 ir@onestopsystems.com One Stop Systems Headquarters 2235 Enterprise Street #110 Escondido, CA 92029 Tel 760.745.9883 Investor Relations Ron Both Geoffrey Plank CMA T 949.432.7557 OSS@cma.team